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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements No. 333-48459 and 33-11983 on Form S-8 of Deb Shops, Inc., of our report dated March 7, 2001, with respect to the consolidated financial statements of Deb Shops, Inc. included in the Annual Report (Form 10-K) for the year ended January 31, 2001.


                                                              ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 25, 2001